SUPPLEMENT DATED OCTOBER 1, 2004

TO MAY 1, 2004, PROSPECTUS

for

Variable Life Select (“VLS”)

Issued by MML Bay State Life Insurance Company.

Product is no longer available for sale.

Effective October 1, 2004, the following changes are being made in the above-listed prospectus:

1.	The first paragraph of the “Premium Payments and Flexibility” section (page 7) is replaced in its entirety with the following:

“After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Premium payments for VLS policies issued in all jurisdictions, except New York and Puerto Rico, should be sent to the following lockbox address:

Regular Mail: MML Bay State VLS PO Box 75653 Chicago, IL 60675-5653	Overnight Mail: MML Bay State VLS 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 75653 Chicago, IL 60654

“If your premium payment is not received at the correct lockbox, listed above, we will re-route it and it will not be considered in good order until it is received at the proper address.

“You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.”

2.	The “Effects of Policy Loans” section (page 15) is revised to read as follows:

“A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

“As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

“Whenever total policy debt (which includes accrued interest) exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

“The policy also may terminate due to insufficient value. (See Grace Period and Termination.)”

There are no other changes being made at this time.

October 1, 2004	Page 1 of 1	Li4008-04-2